BONY FCM Schedule
Revised as of 1-14-08
            AMENDED AND RESTATED FOREIGN CUSTODY MANAGER AGREEMENT

                                  SCHEDULE 1

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Foreign Custody Manager Agreement dated as of May 16, 2001.

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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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Franklin Capital Growth Fund    Delaware Statutory
                                Trust

Franklin Custodian Funds, Inc.  Maryland Corporation Franklin Dynatech Fund
                                                     Franklin Growth Fund
                                                     Franklin Income Fund
                                                     Franklin Utilities Fund

Franklin Floating Rate Master   Delaware Statutory   Franklin Floating Rate
Trust                           Trust                Master Series

Franklin Global Trust           Delaware Statutory   Fiduciary Large
                                Trust                Capitalization Growth
                                                     and Income Fund
                                                     Fiduciary Small
                                                     Capitalization Growth and
                                                     Income Fund Franklin Global
                                                     Real Estate Fund Franklin
                                                     International Smaller
                                                     Companies Growth Fund
                                                     Franklin Templeton Core
                                                     Fixed Income Fund Franklin
                                                     Templeton Core Plus Fixed
                                                     Income Fund Franklin
                                                     Templeton Emerging Market
                                                     Debt Opportunities Fund
                                                     Franklin Templeton High
                                                     Income Fund

Franklin Gold and Precious      Delaware Statutory
Metals Fund                     Trust

Franklin High Income Trust      Delaware Statutory   Franklin High Income Fund
                                Trust

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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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Franklin Investors Securities   Massachusetts        Franklin Balanced Fund
Trust                           Business Trust       Franklin Convertible
                                                     Securities Fund
                                                     Franklin Equity Income Fund
                                                     Franklin Floating Rate
                                                     Daily Access Fund
                                                     Franklin Low Duration Total
                                                     Return Fund
                                                     Franklin Real Return Fund
                                                     Franklin Total Return Fund

Franklin Managed Trust          Delaware Statutory   Franklin Rising Dividends
                                Trust                Fund
Franklin Mutual Series Fund     Maryland Corporation Mutual Beacon Fund
Inc.                                                 Mutual Discovery Fund
                                                     Mutual European Fund
                                                     Mutual Financial Services
                                                     Fund
                                                     Mutual Qualified Fund
                                                     Mutual Shares Fund

Franklin Real Estate            Delaware Statutory   Franklin Real Estate
Securities Trust                Trust                Securities Fund
Franklin Strategic Mortgage     Delaware Statutory
Portfolio                       Trust

Franklin Strategic Series       Delaware Statutory   Franklin Biotechnology
                                Trust                Discovery Fund
                                                     Franklin Flex Cap Growth
                                                     Fund
                                                     Franklin Focused Core
                                                     Equity Fund Franklin Global
                                                     Communications Fund
                                                     Franklin Global Health Care
                                                     Fund Franklin Growth
                                                     Opportunities Fund Franklin
                                                     Natural Resources Fund
                                                     Franklin Small-Mid Cap
                                                     Growth Fund Franklin Small
                                                     Cap Growth Fund II Franklin
                                                     Strategic Income Fund
                                                     Franklin Technology Fund

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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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Franklin Templeton Fund         Delaware Statutory   Franklin Templeton
Allocator Series                Trust                Conservative Target Fund
                                                     Franklin Templeton
                                                     Corefolio Allocation Fund
                                                     Franklin Templeton Founding
                                                     Funds Allocation Fund
                                                     Franklin Templeton Growth
                                                     Target Fund Franklin
                                                     Templeton Moderate Target
                                                     Fund Franklin Templeton
                                                     Perspectives Allocation
                                                     Fund Franklin Templeton
                                                     2015 Retirement Target Fund
                                                     Franklin Templeton 2025
                                                     Retirement Target Fund
                                                     Franklin Templeton 2035
                                                     Retirement Target Fund
                                                     Franklin Templeton 2045
                                                     Retirement Target Fund

Franklin Templeton              Delaware Statutory   Franklin India Growth Fund
International Trust             Trust
Franklin Templeton Variable     Delaware Statutory   Franklin Flex Cap Growth
Insurance Products Trust        Trust                Securities Fund
                                                     Communications
                                                     Franklin Global Securities
                                                     Fund
                                                     Franklin Global Real Estate
                                                     Securities Fund Franklin
                                                     Growth and Income
                                                     Securities Fund Franklin
                                                     High Income Securities Fund
                                                     Franklin Income Securities
                                                     Fund Franklin Large Cap
                                                     Growth Securities Fund
                                                     Franklin Large Cap Value
                                                     Securities Fund Franklin
                                                     Money Market Fund Franklin
                                                     Rising Dividends Securities
                                                     Fund Franklin Small Mid-Cap
                                                     Growth Securities Fund
                                                     Franklin Small Cap Value
                                                     Securities Fund Franklin
                                                     Strategic Income Securities
                                                     Fund Franklin U.S.
                                                     Government Fund Franklin
                                                     Zero Coupon Fund - 2010
                                                     Mutual Discovery Securities
                                                     Fund Mutual Shares
                                                     Securities Fund Templeton
                                                     Global Income Securities
                                                     Fund

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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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Franklin Value Investors Trust  Massachusetts        Franklin All Cap Value Fund
                                Business Trust       Franklin Balance Sheet
                                                     Investment Fund
                                                     Franklin Large Cap Value
                                                     Fund
                                                     Franklin MicroCap Value
                                                     Fund
                                                     Franklin MidCap Value Fund
                                                     Franklin Small Cap Value
                                                     Fund

Templeton Global Investment     Delaware Statutory   Templeton Income Fund
Trust                           Trust

Templeton Income Trust          Delaware Statutory   Templeton International
                                Trust                Bond Fund

CLOSED END FUNDS:

Franklin Mutual Recovery Fund   Delaware Statutory
                                Trust
Franklin Templeton Limited
Duration                        Delaware Statutory
Income Trust                    Trust

Franklin Universal Trust        Massachusetts
                                Business Trust
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